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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) -- August 22, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

        On July 2, 2003, the Swiss Takeover Board issued recommendations with respect to the exchange offers by Zimmer Holdings, Inc. for all of the outstanding registered shares (including shares represented by American depositary shares) of Centerpulse AG and all of the outstanding bearer shares of InCentive Capital AG ("InCentive" and, such offer, the "InCentive Offer"). On August 15, 2003, the Swiss Federal Banking Commission affirmed and, in part, clarified the Swiss Takeover Board's recommendations. In response to the Swiss Federal Banking Commission's order relating to the InCentive Offer, Zimmer has modified "addend B" of the price calculation formula to provide that the calculation of "addend B" (the adjusted net asset value of InCentive) will be confirmed by "InCentive's auditors" (rather than "an accounting firm of international repute to be appointed by Zimmer").

        The above announcement was made on August 22, 2003, and is attached hereto as exhibit 99.1.


Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Announcement of Zimmer Holdings, Inc., dated August 22, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: August 22, 2003

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                                   EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
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    99.1      Announcement of Zimmer Holdings, Inc., dated August 22, 2003.

                                        4